Exhibit 10.14
FIRST AMENDMENT
TO
US$750,000,000 REVOLVING CREDIT AGREEMENT
Effective as of August 1, 2006
among
ANADARKO PETROLEUM CORPORATION,
As US Borrower and Guarantor,
ANADARKO CANADA CORPORATION,
As Canadian Borrower,
JPMORGAN CHASE BANK, N.A.,
As US Administrative Agent,
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
As Canadian Administrative Agent,
ABN AMRO BANK N.V.,
and
DEUTSCHE BANK AG NEW YORK BRANCH,
As Co-Syndication Agents,
BMO CAPITAL MARKETS FINANCING, INC.,
formerly Harris Nesbitt Financing, Inc.,
and
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
formerly known as Credit Suisse First Boston,
acting through its Cayman Island Branch,
As Co-Document Agents,
and
THE LENDERS SIGNATORY HERETO
ARRANGED BY J.P. MORGAN SECURITIES INC.,
Sole Lead Arranger

FIRST AMENDMENT TO
US$750,000,000 REVOLVING CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO US$750,000,000 REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of August 1, 2006, is among ANADARKO PETROLEUM CORPORATION, a corporation organized under the laws of the State of Delaware (the “US Borrower”, and in its capacity as guarantor of the Canadian Borrower, the “Guarantor”), ANADARKO CANADA CORPORATION, a corporation governed by the laws of the Province of Alberta, Canada (the “Canadian Borrower, and together with the US Borrower, the “Borrowers”), JPMORGAN CHASE BANK, N.A., individually and as US administrative agent (herein, together with its successors in such capacity, the “US Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian administrative agent (herein, together with its successors in such capacity, the “Canadian Administrative Agent”), ABN AMRO BANK N.V. and DEUTSCHE BANK AG NEW YORK BRANCH, as co-syndication agents (herein, the “Syndication Agents”), BMO CAPITAL MARKETS FINANCING, INC., formerly known as Harris Nesbitt Financing, Inc., and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, formerly known as Credit Suisse First Boston, acting through its Cayman Island Branch, as co-document agents (herein, the “Document Agents”), and each of the Lenders that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement (individually, together with its successors and assigns, a “Lender” and collectively, the “Lenders”).
RECITALS
     A. The Borrowers, the Guarantor, the US Administrative Agent, the Canadian Administrative Agent and the Lenders are parties to that certain US$750,000,000 Revolving Credit Agreement dated as of September 1, 2004 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrowers.
     B. The Borrowers, the Guarantor, the US Administrative Agent, the Canadian Administrative Agent and the Lenders agree that the Canadian Borrower will cease to be a Borrower upon completion of but not prior to the sale of the Canadian Borrower.
     C. The Borrowers have requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
     D. NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Section 1.01.
          (a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

          “Agreement” — this Revolving Credit Agreement, as amended by the First Amendment, and as the same may be further amended, modified, supplemented or restated from time to time in accordance with the terms hereof.
          (b) The definition of “Issuing Bank” is hereby amended in its entirety to read as follows:
          “Issuing Bank” — (a) with respect to the US Tranche Commitment and the US Borrower (i) JPMorgan Chase Bank and, (ii) from and after the KMG Effective Time and solely with respect to the KMG Letters of Credit, each of the issuers thereof as set forth on Schedule IV attached to the First Amendment under the heading “Original Issuing Bank”, and (b) with respect to the Canadian Tranche Commitment and the Canadian Borrower, one of the Canadian Tranche Lenders designated by the Canadian Borrower, with the consent of such Lender and the Canadian Administrative Agent. An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit requested by the Applicable Borrower in accordance with this Agreement to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
          (c) The definition of “Letter of Credit” is hereby amended in its entirety to read as follows:
          “Letter of Credit” — (a) each of the Existing Letters of Credit, (b) from and after the KMG Effective Time, each of the KMG Letters of Credit, and (c) any letter of credit issued after the Effective Date pursuant to this Agreement.
          (d) The following definitions are hereby added to Section 1.01, where alphabetically appropriate, to read as follows:
          “First Amendment” - the First Amendment to US$750,000,000 Revolving Credit Agreement dated effective as of August 1, 2006, among the Borrowers, the Administrative Agent, the Lenders and the Issuing Banks.
          “KMG Effective Time” — the time at which the US Administrative Agent shall have received a certificate from an officer of the US Borrower certifying that (a) the KMG Merger is being concurrently consummated and (b) attached thereto is a true and duly completed and executed copy of the certificate of merger to be filed with the Secretary of State of the State of Delaware in connection with the Kerr-McGee Merger.
          “KMG Letters of Credit” — the letters of credit listed on Schedule IV attached to the First Amendment.
          “KMG Merger” means the merger of APC Acquisition Sub, Inc, a wholly-owned subsidiary of the US Borrower, and Kerr-McGee Corporation pursuant to the Agreement and Plan of Merger dated as of June 22, 2006, among the US Borrower, APC Acquisition Sub, Inc. and Kerr-McGee Corporation.

     2. Amendment to Section 2.05(c). Effective at the KMG Effective Time, Section 2.05(c) of the Credit Agreement is hereby amended in its entirety to read as follows:
     (c) Each Letter of Credit shall expire at or prior to the close of business on the date selected by the Requesting Borrower, which shall not be later than the earlier of (i) the date one year after the date of the issuance of such Letter of Credit, other than in the case of a KMG Letter of Credit, which may expire on a date more than one year after the date of its issuance (or, in the case of any renewal or extension of such Letter of Credit, including a KMG Letter of Credit, one year after such renewal or extension), and (ii) the date that is five (5) Business Days prior to the Maturity Date.
     3. Amendment to Section 5.02. Effective at the KMG Effective Time, Section 5.02 of the Credit Agreement is hereby amended in its entirety to read as follows:
     Section 5.02 Indebtedness to Capitalization Ratio. At the end of each calendar quarter through and including the calendar quarter ending September 30, 2007, Consolidated Indebtedness divided by Total Capital shall not exceed 75%. At the end of each calendar quarter thereafter, Consolidated Indebtedness divided by Total Capital shall not exceed 60%. For purposes of this provision “Total Capital” is equal to the sum of Consolidated Stockholders’ Equity, exclusive of the effect of any noncash writedowns made subsequent to the date hereof, plus Consolidated Indebtedness, each at such time.
     4. Addition to ARTICLE IX Miscellaneous. ARTICLE IX of the Credit Agreement is hereby amended and supplemented by adding thereto a new section, to be Section 9.14, to read in its entirety as follows:
     Section 9.14. Partial Releases. Upon (a) the completion of and not prior to the sale of all of the ownership interests in the Canadian Borrower, (b) the payment in full of all Canadian Tranche Revolving Credit Exposure outstanding on the date such sale is completed (or, with respect to any Canadian LC Exposure or BA Exposure outstanding on such date, the deposit of cash collateral pursuant to Sections 2.05(j) and 2.24(j), respectively), together with accrued and unpaid interest thereon and all other amounts payable to the Canadian Tranche Lenders and the Canadian Administrative Agent hereunder accrued to such date (if any), and (c) the prior written request of the US Borrower, and at the US Borrower’s sole expense, the Canadian Borrower shall cease to be a Borrower under this Agreement and the Canadian Tranche Commitments shall be terminated, at which point the Canadian Borrower and the Canadian Administrative Agent shall be released from their obligations hereunder, no event or circumstance with respect to the Canadian Borrower shall constitute a Default or Event of Default, and the US Borrower shall no longer serve as Guarantor.
     5. Amendment to “Change of Control” Definition. Upon the release of the Canadian Borrower pursuant to Section 9.14 of the Credit Agreement, as amended hereby, the definition of “Change of Control” shall be amended to delete subclause (c) of that definition such that the sale of the Canadian Borrower shall not constitute a Change of Control. For the sake of clarity, the sale by the US Borrower of all of the ownership interests in the Canadian Borrower shall not constitute a Default or Event of Default.

     6. KMG Letters of Credit. The parties hereto hereby acknowledge and agree that each of the KMG Letters of Credit shall, from and after the KMG Effective Time, constitute Letters of Credit issued under the Credit Agreement, as amended hereby. Furthermore, the parties hereto hereby acknowledge and agree that each of the issuers of the KMG Letters of Credit shall, from and after the KMG Effective Time, be an Issuing Bank under the Credit Agreement, as amended hereby, for purposes of the KMG Letters of Credit, and as such, shall have all of the rights, benefits and obligations of an Issuing Bank under the Credit Agreement, as amended hereby, with respect to the KMG Letters of Credit.
     7. Conditions Precedent. This First Amendment shall become effective as of the date first set forth above when each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):
          (a) The US Administrative Agent shall have received from the Majority Lenders, the Administrative Agents, each Issuing Bank and the Borrowers, counterparts (in such number as may be requested by the US Administrative Agent) of this First Amendment executed on behalf of such Persons (or, in the case of any such Person as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such Person of the execution of a counterpart hereof by such Person).
          (b) Both before and after giving effect to the terms of this First Amendment (i) the representations and warranties contained in ARTICLE III of the Credit Agreement are true and accurate on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date), and (ii) no Default has occurred which is continuing. By executing and delivering this First Amendment, the Borrowers hereby represent and warrant to the Administrative Agents, the Lenders and each Issuing Bank that the conditions precedent set forth in the clauses (i) and (ii) of this paragraph (b) have been satisfied.
          (c) The US Administrative Agent shall have received such other documents as the US Administrative Agent or special counsel to the US Administrative Agent may reasonably request.
     8. Miscellaneous.
          (a) The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
          (b) This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          (c) This First Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

          (d) THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          (e) This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS THEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

US BORROWER:	ANADARKO PETROLEUM CORPORATION, as US Borrower
	By:	/s/ Robert G. Gwin
		Name:	Robert G. Gwin
		Title:	Vice President and Treasurer

GUARANTOR:	ANADARKO PETROLEUM CORPORATION, as Guarantor
	By:	/s/ Robert G. Gwin
		Name:	Robert G. Gwin
		Title:	Vice President and Treasurer
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

CANADIAN BORROWER:	ANADARKO CANADA CORPORATION
	By:	/s/ Robert G. Gwin
		Name:	Robert G. Gwin
		Title:	Vice President and Treasurer
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

AGENTS:	JPMORGAN CHASE BANK, N.A., as US Administrative Agent
	By:	/s/ Robert W. Traband
		Name:	Robert W. Traband
		Title:	Vice President

[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent
By:	/s/ Drew McDonald
	Name:	Drew McDonald
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

ABN AMRO BANK N.V., as a Syndication Agent
By:	/s/ John D. Reed
	Name:	John D. Reed
	Title:	Director

By:	/s/ M. Aamir Khan
	Name:	M. Aamir Khan
	Title:	Assistant Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Syndication Agent
By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC. (formerly Harris Nesbitt Financing, Inc.)
By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, formerly known as Credit Suisse First Boston, acting through its Cayman Island Branch, as a Document Agent
By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Vice President

By:	/s/ Denise L. Alvarez
	Name:	Denise L. Alvarez
	Title:	Associate
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

US TRANCHE LENDERS:	JPMORGAN CHASE BANK, N.A.
	By:	/s/ Robert W. Traband
		Name:	Robert W. Traband
		Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, formerly known as Credit Suisse First Boston, acting through its Cayman Island Branch
By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Vice President

By:	/s/ Denise L. Alvarez
	Name:	Denise L. Alvarez
	Title:	Associate
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC. (formerly Harris Nesbitt Financing, Inc.)
By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

BANK OF AMERICA, N.A., individually and as Managing Agent
By:	/s/ Zewditu Menelik
	Name:	Zewditu Menelik
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

ABN AMRO BANK N.V.
By:	/s/ John Reed
	Name:	John Reed
	Title:	Director

By:	/s/ M. Aamir Khan
	Name:	M. Aamir Khan
	Title:	Assistant Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

THE BANK OF TOKYO — MITSUBISHI, LTD., individually and as Managing Agent
By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc, individually and as Managing Agent
By:	/s/ David Slye
	Name:	David Slye
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

SUNTRUST BANK, individually and as Managing Agent
By:	/s/ Peter Panos
	Name:	Peter Panos
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Managing Agent
By:
	Name:	Russell T. Clingman
	Title:	Director
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

THE BANK OF NEW YORK, individually and as Managing Agent
By:	/s/ Craig J. Anderson
	Name:	Craig J. Anderson
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

BNP PARIBAS, individually and as Managing Agent
By:	/s/ Gabe Ellisor
	Name:	Gabe Ellisor
	Title:	Vice President

By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

CITIBANK, N.A.
By:	/s/ Amy K. Pincu
	Name:	Amy K. Pincu
	Title:	Attorney-In-Fact
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

DnB NOR BANK ASA
By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President

By:	/s/ Kevin O’Hara
	Name:	Kevin O’Hara
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

MELLON BANK, N.A.
By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

MERRILL LYNCH BANK USA
By:	/s/ David Millet
	Name:	David Millet
	Title:	Vice President

By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

ROYAL BANK OF CANADA
By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Mark A. Serlce
	Name:	Mark A. Serlce
	Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

UBS LOAN FINANCE LLC, individually and as Managing Agent
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

WILLIAM STREET COMMITMENT CORP (Recourse only to assets of William Street Commitment Corp)
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

CANADIAN TRANCHE LENDERS:	JPMORGAN CHASE BANK, N.A. TORONTO BRANCH
	By:	/s/ Drew McDonald
		Name:	Drew McDonald
		Title:	Vice President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

CREDIT SUISSE, TORONTO BRANCH, formerly known as Credit Suisse First Boston, acting through its Toronto Branch
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

BANK OF MONTREAL
By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

DEUTSCHE BANK AG CANADA BRANCH
By:	/s/ Paul Jurist
	Name:	Paul Jurist
	Title:	Managing Director and Principal Officer

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice-President
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

ABN AMRO BANK N.V., CANADA BRANCH
By:
Name:
Title:

By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

BANK OF AMERICA, N.A., CANADA BRANCH
By:
Name:
Title:

By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

CITIBANK, N.A., CANADIAN BRANCH
By:	/s/ James K.G. Campbell
	Name:	James K.G. Campbell
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

ROYAL BANK OF CANADA
By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

UBS AG CANADA BRANCH
By:	/s/ Janice L. Randolph
	Name:	Janice L. Randolph
	Title:	Associate Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

     The Bank of Nova Scotia is signing below for the sole purpose of indicating that it is joining as a party to the Credit Agreement, as amended by this First Amendment, as an Issuing Bank with respect to, and only with respect to, those KMG Letters of Credit issued by it.

THR BANK OF NOVA SCOTIA
By:
Name:
Title:
[Signature Page — First Amendment to
US$750,000,000 Credit Agreement]

SCHEDULE IV
Kerr-McGee Corporation & Subsidiaries (Excludes Tronox LCs)
Summary of LC’s & Bank Guarantees
Status as of August 07, 2006

#	Company	Original Issuing Bank	Beneficiary	Maturity Date	LC #	US$ Amount

1	Kerr-McGee Corporation	JPMorgan Chase Bank	Ace Insurance Company of Texas	January 1, 2007	313805	$988,431.50
2	Kerr-McGee Corporation	Bank One (n/k/a JPMorgan Chase Bank)	Old Republic Insurance Company	May 26, 2007	352793	150,000.00
3	Kerr-McGee du Maroc Ltd.	Citibank	ONAREP	April 29, 2006	5331277003	600,000.00
4	Kerr-McGee Corporation	Citibank	Citibank Ecuador (Post Completion)	November 9, 2006	N/A	2,010,000.00
5	Kerr-McGee Corporation	Citibank	Citibank Ecuador (Environmental)	March 24, 2007	N/A	2,010,000.00
6	Kerr-McGee Oil & Gas Corporation	Bank of Nova Scotia	Newhall Land and Farm Company	October 21, 2006	95569/80085	9,000,000.00
7	Kerr-McGee Corporation	Bank of Nova Scotia	Travelers Indemnity Company	November 25, 2006	96013/80085	1,500,000.00
9	Kerr-McGee Petroleo Ltda.	Bank of Nova Scotia	Agencia Nacionale de Petroleo	May 31, 2009	96131/80085	8,696,160.00
10	Kerr-McGee Petroleo Ltda.	Bank of Nova Scotia	Agencia Nacionale de Petroleo	May 31, 2009	96132/80085	6,861,000.00
11	Kerr-McGee Petroleo Ltda.	Bank of Nova Scotia	Agencia Nacionale de Petroleo	May 31, 2009	96133/80085	504,000.00
12	Kerr-McGee Petroleo Ltda.	Bank of Nova Scotia	Agencia Nacionale de Petroleo	May 31, 2009	96134/80085	432,000.00
13	Kerr-McGee Energy Services	Bank of Nova Scotia	PacifiCorp	January 31, 2007	96256/80085	725,000.00
14	Kerr-McGee Corporation	JPMorgan Chase Bank	BNP Paribas	May 31, 2009	CPCS-226995	5,600,000.00

						$39,076,591.50